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INTELLECTUAL PROPERTY LICENSE AGREEMENT

THIS INTELLECTUAL PROPERTY LICENSE AGREEMENT (the “Agreement”) is made and is effective as of the 3rd day of May, 2012 (hereinafter referred to as the Effective Date) by and between Marina Biotech, Inc., a Delaware corporation, MDRNA Research, Inc., a Delaware corporation, and Cequent Pharmaceuticals, Inc., a Delaware corporation, each having offices at 3830 Monte Villa Parkway, Bothell, WA, 98021 (hereinafter collectively referred to as “MARINA”), and Monsanto Company, a corporation having a principal place of business at 800 North Lindbergh Boulevard, St. Louis, MO 63167 (hereinafter referred to as “MONSANTO” as defined herein). MARINA and MONSANTO shall hereinafter be referred to collectively as “The Parties” and each, individually, as a “Party.”

RECITALS

WHEREAS, MARINA owns or controls certain Intellectual Property (as defined herein) pertaining to nucleic acids;

WHEREAS, MONSANTO wishes to acquire and MARINA is willing to grant to MONSANTO a perpetual, irrevocable, worldwide, exclusive license to use and otherwise exploit the Intellectual Property in the Field (as defined herein), subject to the terms, provisions and conditions set forth in this Agreement; and

WHEREAS, MARINA and MONSANTO are entering into the Research Program (as defined herein) as part of this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and obligations contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

NOW, THEREFORE, The Parties agree as follows:

1.          DEFINITIONS

1.1           “Affiliate” shall mean any legal entity in which MONSANTO has (a) beneficial ownership of at least forty percent (40%) of the voting securities of a corporation or other business organization with voting securities or (b) at least forty percent (40%) interest in the net assets or profits of a partnership or other business organization without voting securities.

1.2           “Change in Control” means (a) a transaction or series of related transactions following which persons who are the holders of voting equity interests of MARINA as of the Effective Date of this Agreement no longer hold a majority of the outstanding voting equity interests of MARINA on a fully diluted basis; or (b) occupation of a majority of the seats (other than vacant seats) on the board of directors of MARINA by persons who were neither (i) nominated or approved by the board of directors of MARINA nor (ii) appointed by directors so nominated.

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 1.3           “Channel Costs” means deductions actually incurred, allowed, paid, accrued or specifically allocated in financial statements in accordance with GAAP, in preparing and utilizing distribution channels for a Product (including product returns, customer rebates, dealer incentives, volume discounts, service fees, cash discounts, pre-pay discounts, local competitive response, transportation or cargo insurance, etc.).

1.4           “Collateral” means MARINA's rights under the Agreement and in all MARINA Intellectual Property licensed hereunder to MONSANTO which is subject to the lien set forth in Article 15.1 of this Agreement.

1.5           “Cost of Goods Sold” means, with respect to a Product of a Party, the costs incurred by or on behalf of such Party that are directly attributable and reasonably allocable to the manufacturing and/or acquisition of such Product or components thereof, and supplying of such Product, all in accordance with (as applicable to the selling Party) GAAP or IFRS, and specifically:

(a)    If the Product is manufactured by such Party, the Cost of Goods Sold shall consist of the actual cost of manufacturing, including materials costs, labor costs, and reasonable allocation of standard manufacturing overhead for the Product (processing, quality assurance testing, filling, finishing, packaging labeling the Product; and a reasonable allocation of the production department’s utilities, maintenance, engineering, safety, insurance, plant management (including plant human resources and finance), and depreciation of capital equipment costs solely to the extent such capital equipment is used to manufacture such Products calculated in accordance with generally accepted accounting principles consistently applied across such Party’s Products);

(b)   If the Product or component of a Product is manufactured by a Third Party manufacturer, the Cost of Goods Sold shall consist of (i) such Party’s actual cost of acquiring the Product or component from such Third Party manufacturer; plus (ii) such Party’s cost of additional manufacturing, including materials costs, labor costs, and reasonable allocation of standard manufacturing overhead as defined in Subsection (a) of this Article 1.5.

(c)   Cost of Goods Sold does not include or encompass cost of abnormally destroyed or discarded Products.

1.6           “Effective Date” has the meaning set forth in the Preamble of this Agreement.

1.7           “Field” means [***].

1.8           “Gross Profit” means Sales Revenue less (i) royalties paid to Third Parties in connection with Product provided (A) the royalties are specifically allocated to the Product and are paid pursuant to a written agreement and (B) the amount of royalties deducted in calculating Gross Profits shall not exceed four percent (4%) of Sales Revenue, (ii) Channel Costs and (iii) Cost of Goods Sold.

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1.9           “Improvement” means any development, modification or enhancement made within one year of the Effective Date, whether or not patentable, and relating to the MARINA Patent Rights or to the MARINA Technology as it existed on the Effective Date.

1.10         “Intellectual Property” means any (A) trade secret, (B) invention, process, design, or plant protected under title 35 of the United States Code as amended from time-to-time, (C) patent application, (D) plant variety, (E) work of authorship protected under title 17 of the United States Code as amended from time-to-time or (F) mask work protected under chapter 9 of title 17 of the United States Code, as amended from time-to-time.

1.11          “Joint Improvement” means any Improvement made jointly by (a) at least one employee of MARINA or another person under contract with MARINA (which contract provides that all intellectual property rights in any such Improvement conceived or reduced to practice by that person under such contract belong to MARINA) and (b) at least one employee of MONSANTO or another person under contract with MONSANTO (which contract provides that all intellectual property rights in any such Improvement conceived or reduced to practice by that person under such contract belong to MONSANTO).

1.12          “Joint Patent Rights” means all U.S. and foreign patents and patent applications, including any reissues, extensions, substitutions, continuations, divisions and continuations-in-part claiming, as an invention, any Joint Improvement.

1.13         “MARINA Improvement” means any Improvement, other than a Joint Improvement, made by at least one employee of MARINA or another person under contract with MARINA (which contract provides that all intellectual property rights in any such Improvement conceived or reduced to practice by that person under such contract belong to MARINA); provided, however, that MARINA Improvements shall not include any Improvement paid for by a Third Party pursuant to a written agreement between MARINA and such Third Party.

1.14          “MARINA Patent Rights” means (i) all issued patents and patent applications listed on Schedule 1.14A to this Agreement, (ii) all patent applications filed by MARINA within one (1) year of the Effective Date and all patents issuing therefrom claiming a MARINA Improvement and (iii) any foreign patents and patent applications corresponding to the issued patents and patent applications identified in clauses (i) and (ii) of this paragraph and (iv) any reissues, reexaminations, extensions, substitutions, divisions, continuations, and continuations-in-part of any thereof. For the avoidance of doubt, MARINA Patent Rights shall not include any of the patents or applications listed on Schedule 1.14B to this Agreement.

1.15         “MARINA Technology” means all information embodied in a tangible medium, know how, processes, techniques, methods and data or other Intellectual Property, including MARINA Improvements, and all MARINA data, back-up data, research, materials, files, contents of files, formulations, drawings and sketches, designs, and testing and test results, whether patentable or not, which (i) is owned or controlled by MARINA on the Effective Date or is developed by or on behalf of Marina within one (1) year of the Effective Date, (ii) relates to nucleic acids, the MARINA Patent Rights, or Oligonucleotide Delivery Compositions and (iii) which MARINA has the right to disclose and license to MONSANTO. For the avoidance of doubt, Marina Technology shall not include any Intellectual Property or technology which is owned or controlled by Third Parties on the Effective Date and is acquired by or licensed to MARINA after the Effective Date.

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1.16          “MONSANTO” means Monsanto Company and, in Monsanto Company’s sole discretion and where applicable, any of its Affiliates.

1.17         “NVS Agreement” means that certain agreement, dated as of March 20, 2009, by and between Novartis Institutes for BioMedical Research, Inc., a Delaware corporation (“Novartis”), and Marina Biotech, Inc., a Delaware corporation (“Marina”; formerly known as mdRNA, Inc.).

1.18         “Oligonucleotide Delivery Composition” means any composition of matter that is complexed with an oligonucleotide composition (or analog of an oligonucleotide composition) for the delivery of such oligonucleotide composition (or analog of an oligonucleotide composition) to a targeted medium, including, but not limited to a biological organism, tissue or cell.

1.19          “Oligonucleotide Formulation Product” means an Oligonucleotide Delivery Composition the manufacture, use, or sale of which would constitute, but for the license(s) granted MONSANTO pursuant to this Agreement, infringement of any issued, unexpired claim within the MARINA Patent Rights.

1.20          “Product” means an Oligonucleotide Formulation Product or a Special Product.

1.21          “Research Deliverables” means the formulated oligonucleotide complexes that MARINA shall provide to MONSANTO, in accordance with the terms and specifications of the Research Program.

1.22         “Research Program” means the research plan outlined in Schedule 1.22 attached to this Agreement. In the event that MONSANTO desires MARINA to conduct research in addition to or different from the research described in the Research Program, the parties will negotiate in good faith regarding suitable charges, including FTE rates, and timetables for such additional research and, if appropriate, may amend Schedule 1.22 from time-to-time to reflect the Parties’ agreement regarding such additional or different research.

1.23         “Sales Revenue” means:

(a)   Except as otherwise provided in paragraphs (b) or (c) of this Article 1.23, actual amounts of revenues received by MONSANTO in bona fide arms-length transactions for sale, license, lease or other transfer of a Product, provided, that Sales Revenue shall not include any consideration received by MONSANTO for sales of any other product directly or indirectly included within the scope of the transaction.

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(b)   If a Product offered, sold, licensed, leased or otherwise transferred as permitted under this Agreement comprises other component(s), product(s), composition(s) or technology(ies) not covered by the MARINA Patent Rights nor constituting MARINA Technology, Sales Revenue shall be determined by a method that equitably apportions the relative fair market value of the portion of the Product covered by the MARINA Patent Rights or otherwise constituting MARINA TECHNOLOGY and the portion of the Product not covered by the MARINA Patent Rights nor constituting MARINA Technology in a manner that is generally consistent with MONSANTO’s then-current custom and practice. Such Sales Revenue shall not, however, exceed the sum of all amounts or revenues received for the MARINA Patent Rights nor constituting MARINA Technology MARINA Intellectual Property in the same Product.

In the case of any sale of a Product for consideration other than cash, such as barter or countertrade, Sales Revenue shall be calculated on the fair market value of the consideration received as reasonably agreed by the Parties.

1.24         “Special Product” means any article, composition of matter, combination, device or kit other than an Oligonucleotide Formulation Product the manufacture, use, or sale of which would constitute, but for the license(s) granted MONSANTO pursuant to this Agreement, infringement of any issued, unexpired claim within the MARINA Patent Rights.

1.25         “Territory” means all countries of the world in which MARINA presently has, and in the future secures, intellectual property rights licensed under this Agreement, subject only to any limitations expressly provided in this Agreement.

1.26         “Third Party” means any person(s) or entity(ies) other than MARINA, MONSANTO and MONSANTO Affiliates.

2.          GRANT

2.1           Subject to the limitations set forth in this Agreement and subject to the rights and licenses granted under the NVS Agreement and subject to Article 2.6, MARINA hereby grants to MONSANTO and MONSANTO hereby accepts a perpetual, irrevocable, exclusive license, with the full right to sublicense, under the MARINA Patent Rights to make, have made, use, import, export, sell, and have sold Products in the Field and in the Territory during the term of this Agreement.

2.2           Subject to the limitations set forth in this Agreement and subject to the rights and licenses granted under the NVS Agreement and subject to Article 2.6, MARINA hereby grants to MONSANTO and MONSANTO hereby accepts a perpetual, irrevocable, exclusive license, with the full right to sublicense, to use the MARINA Technology in the Field and in the Territory.

2.3           [***]

2.4           MONSANTO hereby grants to MARINA and MARINA hereby accepts a perpetual, worldwide, irrevocable, royalty-free exclusive license, with the full right to sublicense, under the Joint Improvements and the Joint Patent Rights to make, have made, use, import, export, sell, and have sold products solely outside the Field and to otherwise exploit the Joint Improvements and Joint Patent Rights solely outside the Field.

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2.5           MARINA will take all steps necessary to ensure that, within 120 days after the Effective Date, title to all of the MARINA Patent Rights are vested in Marina Biotech, Inc. Upon delivery to MONSANTO of a revised copy of Schedule 1.14A reflecting the fact that all MARINA Patent Rights are held in the name of Marina Biotech, Inc., which copy is certified by a duly authorized officer of Marina Biotech, Inc., MONSANTO agrees to amend this Agreement so that MDRNA Research, Inc., and Cequent Pharmaceuticals, Inc. cease to be parties hereto and are released from any and all obligations and liabilities hereunder.

2.6           Notwithstanding the exclusive licenses extended in Articles 2.1 and 2.2, MARINA retains the right to license the manufacture and use of Unlocked Nucleobase Analogs (UNA), Conformationally Restricted Nucelotides (CRN) and both CRN-substituted and UNA-modified oligonucleotides as reagents and probes for research purposes outside of the Field. Such reagents and probes constitute: (1) oligonucleotide products with or without modifications for research uses only containing one or more UNA-A, UNA-C, UNA-G, UNA-T or UNA-U monomers, and complexes involving more than one oligonucleotide of which at least one contains one or more UNA-A, UNA-C, UNA-G, UNA-T or UNA-U monomers; and (2) oligonucleotide products with or without modifications for research uses only containing one or more CRN-A, CRN-C, CRN-G, CRN-T or CRN-U monomers, and complexes involving more than one oligonucleotide of which at least one contains one or more CRN-A, CRN-C, CRN-G or CRN-U monomers. Research uses are scientific experimentation which may include experimentation which may result in developing commercial products for therapeutic purposes, diagnostic purposes or other mammalian pharmaceutical purposes. For the avoidance of doubt, MARINA’s right to license technology pursuant to this Article 2.6 does not comprise the right to license the manufacture or use of Unlocked Nucleobase Analogs (UNA), Conformationally Restricted Nucelotides (CRN) and both CRN-substituted and UNA-modified oligonucleotides as reagents and probes for non-research purposes in the Field.

3.          DELIVERY OF MARINA TECHNOLOGY AND MARINA PATENT RIGHTS

3.1           The MARINA TECHNOLOGY, as it exists as of the Effective Date, shall be made available to MONSANTO, including prompt delivery to MONSANTO. MARINA shall notify MONSANTO of each Improvement and promptly deliver same to MONSANTO after it is first developed. Such notice shall include a confidential written invention disclosure, in a form consistent with MARINA’s ordinary practice, describing the relevant Improvement. To facilitate the prompt delivery and disclosure of such MARINA TECHNOLOGY and Improvements to MONSANTO, MARINA shall provide MONSANTO with complete and unfettered access to MARINA’s property, plant, premises, data, back-up data, research, materials, files, contents of files, formulations, drawings and sketches, designs, testing and test results relating to such MARINA TECHNOLOGY and Improvements, and personnel having knowledge of such MARINA TECHNOLOGY and Improvements; provided, however, that nothing herein shall be construed to obligate MARINA to afford MONSANTO with access to any information or technology proprietary to any Third Party and subject to non-disclosure obligations prohibiting Marina from disclosing the same to MONSANTO. Upon reasonable notice, MONSANTO shall obtain access to Marina and Marina personnel during ordinary business hours, and may copy or otherwise reproduce any and all such data, back-up data, research, materials, files, contents of files, formulations, drawings and sketches, designs, testing and test results and communicate with said personnel. MONSANTO personnel afforded access to MARINA’s premises, equipment (including computer equipment) and personnel shall conduct themselves in a manner that (i) minimizes disruptions to the conduct of MARINA’s business in the ordinary course, and (ii) is consistent with MARINA’s standards and policies governing personnel, safety and security. All information obtained by MONSANTO pursuant to the Article 3.1 shall be considered Confidential Information of MARINA.

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3.2           MARINA shall update Schedule 1.14A to this Agreement, as necessary from time-to-time, to reflect all patent applications and issued patents comprised by the MARINA Patent Rights and MARINA shall promptly deliver each updated version of Schedule 1.14A to MONSANTO.

3.3           MONSANTO shall have six (6) months from the Effective Date to review Schedule 1.14B to identify patents and patent applications that are relevant to the Field and to request that such patents or patent applications be included on Schedule 1.14A instead of Schedule 1.14B. Such request shall not be unreasonably denied. MONSANTO shall have the right at any time to request that any patent or patent application appearing on Schedule 1.14A be included on Schedule 1.14B instead of Schedule 1.14A; effective with the date of such request, MONSANTO shall thereafter have no further right or obligation under this Agreement with respect to the patent or patent application that MONSANTO requests be included on Schedule 1.14B instead of Schedule 1.14A.

4.          PAYMENTS & REPORTS

4.1           The Parties recognize that the Intellectual Property licensed hereunder has never been used, adapted for use or commercialized in the Field, and this Intellectual Property has been developed and applied only within the field of human and veterinary therapeutic applications. As such, it is difficult to identify with precision the consideration to support this Agreement given the many uncertainties associated with the complete lack of adaptation for agricultural purposes. Consequently, the parties acknowledge these uncertainties and stipulate and agree that the consideration to be paid hereunder is fair given those circumstances and that the terms of this Agreement are the result of arm’s length, good faith negotiations between the Parties.

4.2           In partial consideration for the licenses, the Research Deliverables and other rights granted to MONSANTO hereunder, MONSANTO agrees to pay to MARINA a single, one-time lump sum, non-refundable, non-creditable license initiation fee (hereinafter “License Initiation Issue Fee”) in the amount of One Million Two Hundred Fifty Thousand Dollars ($1,250,000) within three (3) days following the Effective Date of this Agreement.

4.3           Within forty-five (45) days of MONSANTO’s receipt of the last of the Research Deliverables to be delivered to MONSANTO, MONSANTO shall pay a non-refundable, non-creditable deferred license initiation fee in the amount of Two Hundred Fifty Thousand Dollars ($250,000) (hereinafter “Deferred License Initiation Fee”).

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4.4           MONSANTO shall pay to MARINA a royalty of [***] percent ([***]%) of Gross Profits realized from sales of Oligonucleotide Formulation Product(s) and a royalty of [***] percent ([***]%) of Gross Profits realized from sales of Special Product(s).

4.5           Only one royalty payment shall be owed and payable for a given sale of a Product regardless of the number of MARINA Patent Rights which are used or included with respect to such Product.

4.6           All amounts due MARINA shall be payable in United States Dollars in Bothell, WA or as MARINA may otherwise direct in writing. When Products are sold for monies other than United States Dollars, the earned royalties will first be determined in the foreign currency of the country in which such Products were sold and then converted into equivalent United States Dollars. The exchange rate will be the United States Dollar buying rate quoted in The Wall Street Journal on the last day of the reporting period.

4.7           If at any time legal restrictions prevent the acquisition or prompt remittance of United States Dollars by MONSANTO with respect to any country where a Licensed Product is sold, MONSANTO shall pay royalties due to MARINA from MONSANTO’s other sources of United States Dollars.

4.8           MONSANTO will deliver annual royalty reports to MARINA on or before January 30 of each contract year. Each such royalty report will cover Sales Revenue in the most recently completed twelve (12) month period and will show: (a) the units, Sales Revenue, and Gross Profits of each type of Product, including a clear indication of how royalties due hereunder to MARINA were calculated; (b) the calculated royalties, in U.S. dollars, payable hereunder; (c) the method used to calculate the royalty and other consideration; (d) the exchange rates used, if any; and (e) any other information reasonably requested by MARINA in support or explanation thereof. Such report shall also include the identity of all Affiliates contributing to Sales Revenue, the Product rights or scope of the sublicense granted and the term of the agreement, if any, with such Affiliate.

4.9           MONSANTO shall keep books and records in accordance with generally accepted accounting principles accurately showing all transactions and information relating to this Agreement. Such books and records shall be preserved for at least five (5) years from the date of the entry to which they pertain and shall be open to inspection (at MARINA’s option, up to once in each calendar year), by a reputable third party independent auditor designated by MARINA, at reasonable times and upon reasonable notice to MONSANTO.

4.10         The fees and expense incurred by MARINA and the reasonable out-of-pocket expenses incurred by MONSANTO in retrieving records kept over three (3) years in connection with any such audit shall be borne solely by MARINA. However, if an error in royalties of more than [***] percent ([***]%) of the total royalties due for any year is discovered, then the fees and expenses of the audit shall be borne by MONSANTO and MONSANTO shall pay to MARINA the amount of the royalty payment discrepancy within forty-five (45) days after receipt of the auditor’s report. If, however, it is discovered that the royalties paid to MARINA by License during the relevant period exceeded the amount which was properly owed by MONSANTO by [***] percent ([***]%) or more, then MARINA will credit any such excess amount to MONSANTO’s royalty obligation during the immediately following contract year.

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4.11         If MONSANTO receives a payment from a Third Party as consideration for the grant of a sublicense of the MARINA Patent Rights or MARINA Technology and the amount of said payment is not based upon the manufacture, use, sale or other transfer of a Product resulting in Sales Revenue hereunder, MARINA shall receive [***] percent ([***]%) of the amount of such payment.

5.          IMPROVEMENTS

5.1           All Joint Improvements shall be the sole and exclusive property of MONSANTO. The Party first obtaining knowledge of any Joint Improvement made during the Term of this Agreement shall promptly notify the other Party in writing of any such Joint Improvement. All right, title and interest of MARINA in and to any Joint Improvement, including patent rights and other intellectual property rights, shall be assigned, and is hereby assigned, by MARINA solely and exclusively to MONSANTO, and shall be subject to MARINA’s license rights as set forth in Article 2.

5.2           All Improvement(s) other than Joint Improvements shall be the sole and exclusive property of the Party making such Improvement(s).

6.          VALIDITY

6.1           If a judgment or decree is entered in any proceeding in which the validity or infringement of any claim of an issued patent within the MARINA Patent Rights has been questioned, which judgment or decree becomes not further reviewable through the exhaustion of all permissible applications for rehearing or review by a superior tribunal or through the expiration of the time permitted for any such application (such a judgment or decree being hereinafter referred to as an “Irrevocable Judgment”), the construction placed on any claim by such Irrevocable Judgment shall thereafter be binding on the Parties as to such claim. If an Irrevocable Judgment shall hold any such claim invalid, MONSANTO shall be relieved thereafter, in the jurisdiction(s) to which such Irrevocable Judgment applies, from performing any other acts or making any payment(s) otherwise required by this Agreement because of such claim(s). MONSANTO shall not, however, be relieved from paying any royalties that accrued before such Irrevocable Judgment or that are based on another patent or claim not involved in such Irrevocable Judgment.

7.          PATENT PROSECUTION AND MAINTENANCE

7.1           MARINA shall have the primary right and responsibility to prepare, file, prosecute, and maintain all patent applications and issued patents comprising MARINA Patent Rights using counsel of its choice. MARINA shall, however, use good faith efforts to (a) provide MONSANTO with a reasonable opportunity to review material actions required or proposed to be taken by MARINA affecting the scope, content or maintenance of any patent application or issued patent within the MARINA Patent Rights and to provide input with respect thereto and (b) promptly upon MONSANTO’s written request, supply to MONSANTO copies of all papers received and filed in connection with such material actions in sufficient time for MONSANTO to comment thereon. MARINA shall also provide reports not more frequently than once every six (6) months in order to keep MONSANTO reasonably advised as to all developments with respect to MARINA Patent Rights and shall promptly supply relevant papers in response to all reasonable questions or requests with respect to such reports. To the extent information relating to any MARINA Patent Rights is publicly available via the Internet, or can be made available to MONSANTO via the Internet on a password protected basis, MARINA shall be deemed to fulfill all of its obligations set forth in this Article 7.1 by providing MONSANTO with all information reasonably necessary to access such information via the Internet.

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7.2           MONSANTO shall have the primary right and responsibility to prepare, file, prosecute, and maintain all patent applications and issued patents comprising JOINT Patent Rights using counsel of its choice. MONSANTO shall, however, use good faith efforts to (a) provide MARINA with a reasonable opportunity to review material actions required or proposed to be taken by MONSANTO affecting the scope, content or maintenance of any patent application or issued patent within the JOINT Patent Rights and to provide input thereto and (b) promptly upon MARINA’s written request, supply to MARINA copies of all papers received and filed in connection with such material actions in sufficient time for MARINA to comment thereon.. MONSANTO shall also provide reports not more frequently than once every six (6) months in order to keep MARINA reasonably advised as to all developments with respect to JOINT Patent Rights and shall promptly supply relevant papers in response to all reasonable questions or requests with respect to such reports. To the extent information relating to any JOINT Patent Rights is publicly available via the Internet, or can be made available to MARINA via the Internet on a password protected basis, MONSANTO shall be deemed to fulfill all of its obligations set forth in this Article 7.2 by providing MARINA with all information reasonably necessary to access such information via the Internet.

7.3           MARINA shall bear the cost of preparing, filing, prosecuting, and maintaining all patent applications and/or patents comprising the MARINA Patent Rights, including the cost of interferences and oppositions relating thereto, and MONSANTO shall bear the cost of preparing, filing, prosecuting, and maintaining all patent applications and/or patents comprising the Joint Patent Rights, including the cost of interferences and oppositions relating thereto. Notwithstanding the above, (i) to the extent MARINA files a patent application in any non-US jurisdiction or undertakes any re-examination proceedings or other patent prosecution matters, in each case at the behest of MONSANTO, or solely for the benefit of the use of MARINA Patent Rights in the Field, MONSANTO shall reimburse MARINA for all costs and expenses, including fees of patent agents and attorneys, translations and filing fees, incurred in connection with such prosecution promptly upon receipt of an invoice therefor supported by documentation reasonably acceptable to MONSANTO and (ii) in the event that MARINA fails to qualify as a small entity filer under the regulations of the United States Patent and Trademark Office solely as a result of this Agreement (or this Agreement has a similar effect in any other jurisdiction) with respect to a patent or patent application, MONSANTO agrees to reimburse MARINA for all incremental official governmental fees or costs incurred by MARINA in connection with such patent or patent application as a result of such disqualification (or effect).

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7.4           If MARINA elects not to (a) prepare or file any patent application with respect to any MARINA Patent Rights or MARINA Improvement in any territory as to which MONSANTO has requested that MARINA prepare and file a patent application with the United States Patent and Trademark Office or a foreign patent office, (b) continue prosecution of a patent application in a specific territory with respect to any MARINA Patent Rights or (c) maintain any issued U.S. or foreign patent among the MARINA Patent Rights, then MARINA shall so notify MONSANTO at least forty-five (45) days prior to the date on which the failure to make such filing or continue such prosecution or maintenance, as the case may be, will result in a time bar, as to the filing of an initial patent application, or the passage of non-extendable deadline with respect to prosecution or maintenance of a pending or issued patent. Thereafter, if MONSANTO desires to have MARINA nevertheless file patent applications for, continue prosecution of or maintain such MARINA Patent Rights in the relevant territory, MONSANTO shall so notify MARINA in writing. Upon receipt of MONSANTO’s written notice, and so long as such notice is provided at least thirty (30) days in advance of the date on which any particular action must be taken in order to avoid a time bar or the passage of a non-extendable deadline, MARINA shall prepare and file a patent application for, or continue the prosecution or maintenance of, such MARINA Patent Rights, as the case may be, and MONSANTO shall reimburse MARINA for all costs and expenses (including fees of patent agents and attorneys, translations and filing fees) incurred in connection with such preparation and filing of applications for, and/or the prosecution and maintenance of, such MARINA Patent Rights promptly upon receipt of an invoice therefor supported by documentation reasonably acceptable to MONSANTO. In the event MARINA thereafter offers for sale or sells a Product in such territory, and such Product is covered by one or more valid claims of any MARINA Patent Rights the cost and expenses for which were reimbursed to MARINA pursuant to this Article 7.4, MARINA shall thereafter promptly repay to MONSANTO an amount equal to all amounts previously reimbursed to MARINA by MONSANTO in accordance with this Article 7.4, and MONSANTO shall thereafter no longer be obligated to reimburse MARINA for such costs and expenses hereunder.

7.5           If MONSANTO elects not to (a) prepare or file any patent application with respect to any JOINT IMPROVEMENT in any territory as to which MARINA has requested that MONSANTO prepare and file a patent application with the United States Patent and Trademark Office or a foreign patent office, (b) continue prosecution of a patent application in a specific territory with respect to any JOINT Patent Rights or (c) maintain any issued U.S. or foreign patent among the JOINT Patent Rights, then MONSANTO shall so notify MARINA in reasonably sufficient time for MARINA to assume the preparation, filing, prosecution or maintenance of such application or patent in such territory at MARINA’s expense and with counsel of MARINA’s choice. MARINA shall thereafter have the option, at its expense and discretion, to have the applicable patent application or issued patent, solely in such territory, assigned by MONSANTO to MARINA, and MARINA shall thereafter have the primary right and responsibility to prepare, file, foreign file, prosecute or maintain any such applications or patents in such territory. MONSANTO agrees to execute, and agrees to use reasonable efforts to cause its employees to execute, all documents necessary to perfect and evidence such assignment and to perfect the filing of, to advance the prosecution of, or to effect the issuance of such applications in such territory and to take any and all reasonable action to cooperate with MARINA to obtain or maintain such patent rights in such territory, at MARINA’s sole cost and expense. Effective upon the assignment of any such patent or patent application from MONSANTO to MARINA pursuant to this paragraph, such patent or patent application shall be comprised by the MARINA Patent Rights.

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8.          PATENT MARKING

8.1           MONSANTO shall mark all Products made, used, or sold under the terms of this Agreement, or their containers, with the numbers of any patents comprised by the MARINA Patent Rights, in accordance with the applicable patent marking laws of the country(ies) in which said Products are made, used or sold.

8.2           MARINA shall mark all products made, used, or sold under the terms of this Agreement or their containers, with the numbers of any patents comprised by the Joint Patent Rights, in accordance with the applicable patent marking laws of the country(ies) in which said products are made, used or sold.

9.          PATENT INFRINGEMENT

9.1           The Parties shall inform one another promptly and in writing of any alleged infringement of any of the MARINA Patent Rights by a Third Party in the Field and of any available evidence thereof. The Parties shall not notify any Third Party regarding any such infringement without the other Party’s consent, which consent will not be unreasonably withheld, and they shall cooperate to attempt to stop any such infringement without litigation.

9.2           During the term of this Agreement, MARINA shall have the right, but shall not be obligated, to prosecute at its own expense any such infringements of any of the patent rights referred to in Article 9.1. If MARINA prosecutes any such infringement, MONSANTO agrees that MARINA may include MONSANTO as a co-plaintiff in any such suit, without expense to MONSANTO. No settlement, consent judgment or other voluntary final disposition of the suit may be entered into without MONSANTO’s consent, which consent shall not unreasonably be withheld. The total cost of any such infringement action commenced or defended solely by MARINA shall be borne by MARINA.

9.3           If within six (6) months after having been notified of any alleged infringement and being provided by MONSANTO with substantial evidence thereof, and if MARINA has been unsuccessful in persuading the alleged infringer to desist and has not brought suit and is not diligently prosecuting an infringement action, or if MARINA shall notify MONSANTO in writing at any time prior thereto of its intention not to bring suit against any alleged infringer, then, and under those circumstances only, MONSANTO shall have the right, but shall not be obligated, to prosecute at its own expense any alleged infringement of the MARINA Patent Rights, and MONSANTO may, for such purposes, join MARINA as co-plaintiff at no cost to MARINA. No settlement, consent judgment or other voluntary final disposition of the suit may be entered into without the consent of MARINA, which consent shall not unreasonably be withheld. MONSANTO shall indemnify MARINA against any order for costs that may be made against MARINA in such proceedings.

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9.4           Except as otherwise agreed to by the Parties as part of a cost-sharing arrangement, or as otherwise provided in Article 9.5, any recovery realized as a result of such litigation, after reimbursement of any litigation expenses incurred by MONSANTO or MARINA, shall be retained by the party that brought and controlled such litigation for purposes of this Agreement, except that any recovery realized by MONSANTO as a result of such litigation, after reimbursement of the parties’ litigation expenses, shall be treated as Sales Revenue for purposes of this Agreement.

9.5           In the event that, after using reasonable efforts to stop the infringement by other means, MONSANTO commences an action in accordance with Article 9.3 against an alleged infringer who is selling Products in a country, then so long as MONSANTO is diligently pursuing such action, MONSANTO may withhold from the royalties otherwise thereafter due MARINA hereunder in the country or countries where the infringement actions are filed and where such actions are being pursued (the “Applicable Royalty Stream”), an amount equal to not more than up to [***] percent ([***]%) of its actual, reasonable outside attorneys’ fees, incurred directly in connection therewith, provided, that the aggregate amount which MONSANTO may withhold in any period may not exceed [***] percent ([***]%) of the amount of the Applicable Royalty Stream for such period. Said withholding of royalties shall begin no earlier than the date such litigation commences. Any recovery or damages by MONSANTO for any such suit shall be applied first in satisfaction of any unreimbursed outside legal fees of MONSANTO for such suit, and next toward reimbursement of MARINA for any royalties past due or withheld and applied pursuant to this Article. The balance remaining from any such recovery shall be subject to Article 9.4.

9.6           In the event that a declaratory judgment action alleging invalidity or noninfringement of any of the MARINA Patent Rights is brought against MONSANTO, then MARINA, at its option, shall have the right, within thirty (30) days after commencement of such action, to intervene and to control the sole defense of the action at its own expense.

9.7           In any infringement suit that either Party may institute to enforce any of the MARINA Patent Rights pursuant to this Agreement, the other Party hereto shall, at the request and expense of the Party initiating such suit, cooperate in all respects and, to the extent possible, have its employees testify when requested and make available relevant evidence, records, papers, information, samples, specimens, and the like.

10.         CONFIDENTIALITY

10.1         “Confidential Information” shall mean this Agreement and all ideas, information, knowledge and discoveries, whether or not patentable, and any other information (a) relating to unpublished patent applications within the MARINA Patent Rights or covering any MARINA Technology, (b) that is generally unknown to the public, (c) that either Party marks as “Confidential” or “Proprietary”, or (d) that by its own nature or by the circumstances surrounding its disclosure ought, in good faith, to be treated as confidential. Confidential Information includes without limitation product specifications, manufacturing or processing procedures, methods, equipment, compositions, technology, business plans, marketing plans, cost and pricing information, internal memoranda, formulas, development programs, sales methods, customer lists, mailing lists, customer usages and requirements, computer programs, privileged communications and work product on environmental, intellectual property, and product liability issues, and other confidential technical or business information.

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10.2         Disclosures. Except as expressly provided herein, each Party hereby covenants that it will not at any time disclose to any person or use any Confidential Information owned by the other Party, whether or not such information is embodied in writing or other physical form. Each Party understands and acknowledges that such Confidential Information may or may not be labeled as “confidential” and will treat all such Confidential Information as confidential unless otherwise informed by the disclosing Party. For avoidance of doubt, nothing in this Article 10.2 shall operate to prohibit a Party from any use or disclosure of its own Confidential Information.

10.3         Publicity. Subject to the remainder of this Article 10.3, neither Party shall issue or cause the publication of any press release or public announcement relating in any way to the entry of this Agreement or the transactions contemplated hereby without the prior written approval of the other Party, which approval shall not be unreasonably withheld or delayed. Each Party may make public disclosures of the existence and terms of the Agreement in its respective reports or other filings filed with the Securities and Exchange Commission, provided that each Party shall first consult with the other on the provisions of this Agreement to be redacted in connection with any such filings. In addition, the Parties shall consult and use good faith efforts to agree in advance in writing upon the content of any disclosures regarding the status of development, manufacture or commercialization of Products to be made in such filings or in response to questions by the press, analysts, investors or those attending industry conferences or financial analyst calls, consistent with their respective legal obligations. The Parties agree that the press release annexed hereto as Schedule 10.3 is approved.

10.4         Remedies. Each Party acknowledges and agrees that the damages resulting from any breach of the foregoing covenants may be intangible in whole or in part and that the disclosing Party is entitled to seek specific enforcement, injunctive relief and other equitable remedies in addition to monetary damages and legal remedies, and the receiving Party hereby stipulates to the entering of such injunctive relief enforcing the provisions of this Article 10.

10.5         Exclusions. The preceding obligations to maintain such Confidential Information in confidence shall not apply to the extent that (a) the information is or becomes in the future public knowledge through no fault or omission of the receiving Party, (b) the information has been lawfully obtained by the receiving Party from a third party who has the right to disclose such information to the receiving Party without an obligation of confidentiality, (c) the information is required to be disclosed by an order of a court of competent jurisdiction, after the disclosing Party has been given notice of such order and an opportunity to seek a judicial remedy preventing such disclosure.

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11.         TERM OF THE AGREEMENT

11.1         Unless otherwise terminated by operation of law or by an act or acts of the Parties in accordance with the provisions of this Agreement, this Agreement shall be in force from the Effective Date and shall remain in effect in each country within the Territory, on a country by country basis, until the expiration of the last-to-expire patent or abandonment of the last patent application licensed under this Agreement in each such country.

11.2         Any expiration or termination of this Agreement shall not affect the rights and obligations set forth in the following Articles:

Article 2       Grant

Article 10     Confidentiality

 Article 15    Lien

Article 16     Remedies

Article 17     Export Control

12.         TERMINATION BY MONSANTO

12.1         MONSANTO shall have the right at any time to terminate this Agreement in whole or as to any portion of the MARINA Patent Rights by given prior written notice thereof to MARINA, with termination becoming effective three (3) months from the date of the notice.

12.2         Any termination pursuant to the above paragraph shall not relieve MONSANTO of any obligation or liability accrued hereunder prior to such termination or rescind anything done by MONSANTO or any payments made to MARINA hereunder prior to the time such termination becomes effective, and such termination shall not affect in any manner any rights of MARINA arising under this Agreement prior to such termination.

12.3         Upon termination of this Agreement by MONSANTO, MONSANTO shall have the duty of disposing of all previously made or partially made Products within a period of one hundred and eighty (180) days after the effective date of termination.

13.         USE OF NAMES, TRADEMARKS

13.1         Nothing contained in this Agreement shall be construed as granting any right to either Party to use in advertising, publicity, or other promotional activities any name, trade name, trademark, or other designation of the other Party or any of the other Party’s units (including contraction, abbreviation or simulation of any of the foregoing).

14.         REPRESENTATIONS AND WARRANTIES

14.1         Each Party hereby respectively represents and warrants to the other Party:

(a)          Such Party has the legal authority to enter into this Agreement, and this Agreement has been duly executed and delivered by such Party and constitutes a valid and binding agreement enforceable against such Party in accordance with its terms.

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(b)          No authorization or approval from any third party is required in connection with such Party’s execution, delivery, or performance of this Agreement, except such authorizations or approvals as have been obtained.

(c)          The execution, delivery, and performance of this Agreement by such Party does not violate the laws of any territory or the terms or conditions of any other agreement to which such Party is a party or by which it is otherwise bound.

(d)          Such Party is not involved in any legal action, the subject matter of which prevents it from entering into this Agreement or from performing and fulfilling its duties and obligations under this Agreement.

(e)          There is no lien, conveyance, mortgage, assignment, contract or agreement that would prevent or impair it from entering into and carrying out this Agreement; nor has such Party granted any right to a third party that would conflict with the rights granted to the other Party under this Agreement.

(f)          Disclaimers. Each Party acknowledges that the MARINA Patent Rights, the MARINA Technology, and the Joint Patent Rights and all deliverables provided pursuant to the Research Program are provided to it on an “AS IS” basis. NEITHER PARTY MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS, IMPLIED, ORAL OR WRITTEN, AT LAW OR IN EQUITY, WITH RESPECT TO THE MARINA PATENT RIGHTS, MARINA TECHNOLOGY, JOINT PATENT RIGHTS, ANY DELIVERABLE PROVIDED PURSUANT TO THE RESEARCH PROGRAM OR ANY PRODUCT OR PROCESS, INCLUDING, WITHOUT LIMITATION, ANY AND ALL WARRANTIES OF MERCHANTABILITY, REASONABLE CARE, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT, VALIDITY, SCOPE, ENFORCEABILITY, OR FREEDOM TO OPERATE (WHETHER OR NOT SUCH PARTY KNOWS, HAS REASON TO KNOW, HAS BEEN ADVISED, OR IS OTHERWISE IN FACT AWARE OF ANY SUCH PURPOSE), AND ALL SUCH REPRESENTATION OR WARRANTY IS HEREBY EXPRESSLY DISCLAIMED.

14.2         Marina expressly represents and warrants to Monsanto that the Intellectual Property licensed hereunder has never been used, adapted for use or commercialized in the Field, and that the MARINA Patent Rights and MARINA Technology have been developed and applied only within the field of human and veterinary therapeutic applications.

15.         LIEN

15.1         As collateral security for the prompt and complete performance when due of MARINA’s obligations under this Agreement, MARINA hereby unconditionally grants, assigns and pledges to Monsanto a continuing security interest in all of MARINA’s right, title and interest in and to (a) the License (i.e., MARINA's interests as Licensor in the License), (b) the MARINA Patent Rights and MARINA Technology in the Field and (c) all of the proceeds and products, whether tangible or intangible, of the foregoing, including income, royalties, proceeds and liabilities at any time due or payable or asserted under and with respect to any of the foregoing, including, without limitations, all rights to sue and recover at law or in equity for any past, present and future infringement, misappropriation, dilution, violation or other impairment thereof in the Field (the “Collateral”). In furtherance of the foregoing, MARINA shall, concurrent with its execution and delivery of this Agreement, execute and deliver a security agreement to MONSANTO, which security agreement shall be in the form agreed to between the parties.

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16.         REMEDIES FOR BREACH

16.1         In the event MARINA breaches any of its representations, warranties, covenants, and agreements contained in this Agreement:

(a)   Subject to Article 16.4, MONSANTO may exercise in respect of the Collateral, in addition to other rights and remedies provided for in this Agreement, or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code as in effect in the State of New York (the “Code”) or any other applicable law.  Without limiting the generality of the foregoing, MARINA expressly agrees that, in any such event, MONSANTO without demand of performance or other demand, advertisement or notice of any kind (except a notice specified below of time and place of public or private sale) to or upon MARINA or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the Code or any other applicable law), may take immediate possession of all or any portion of the Collateral and (i) require MARINA to, and MARINA hereby agrees that it will at its own expense and upon request of MONSANTO forthwith, assemble all or part of the Collateral as directed by MONSANTO and make it available to MONSANTO at one or more locations as designated by MONSANTO, and (ii) without notice except as specified below, sell or otherwise dispose of the Collateral or any part thereof in one or more parcels at public or private sale or other disposition, at any of MONSANTO’s offices or elsewhere, for cash, on credit, and upon such other terms as MONSANTO may deem commercially reasonable. Without limiting the generality of the foregoing, MONSANTO may disclaim any and all representations and warranties in connection with any such sale or other disposition.  MARINA agrees that, to the extent notice of sale shall be required by law, at least ten (10) days notice to MARINA of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification and specifically such notice shall constitute a reasonable “authenticated notification of disposition” within the meaning of Section 9-611 of the Code.  MONSANTO shall not be obligated to make any sale of Collateral regardless of notice of sale having been given.  MONSANTO may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

(b)      MONSANTO is hereby granted a license or other right to use, without liability for royalties or any other charge, MARINA’s labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks, service marks and advertising matter, URLs, domain names, industrial designs, other industrial or intellectual property or any property of a similar nature, whether owned by MARINA or with respect to which MARINA has rights under license, sublicense, or other agreements, (but only to the extent (i) such license, sublicense or agreement does not prohibit such use by MONSANTO and (ii) MARINA will not be in default under such license, sublicense or other agreement as a result of such use by MONSANTO) as it pertains to the Collateral, in preparing for sale, advertising for sale and selling any Collateral, and MARINA’s rights under all licenses and all franchise agreements shall inure to the benefit of MONSANTO.

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(c)      In the event the proceeds of Collateral are insufficient to satisfy all of MARINA’s obligations in full, MARINA shall remain jointly and severally liable for any such deficiency.

(d)  MARINA hereby acknowledges that the obligations arose out of a commercial transaction.

16.2         MARINA irrevocably authorizes MONSANTO at any time and from time to time in the sole discretion of MONSANTO and appoints MONSANTO as its attorney in fact (i) to execute on behalf of MARINA as debtor and to file financing statements necessary or desirable in MONSANTO's sole discretion to perfect and to maintain the perfection and priority of MONSANTO's security interest in the Collateral, (ii) to endorse and collect any cash proceeds of the Collateral, (iii) to file a carbon, photographic or other reproduction of this Agreement or any financing statement with respect to the Collateral as a financing statement and to file any other financing statement or amendment of a financing statement (which does not add new collateral or add a debtor) in such offices as MONSANTO in its sole discretion deems necessary or desirable to perfect and to maintain the perfection and priority of MONSANTO's security interest in the Collateral, (iv) to apply the proceeds of any Collateral received by MONSANTO to the secured obligations, (v) to discharge past due taxes, assessments, charges, fees or liens on the Collateral, (vi) to exercise all of MARINA's rights and remedies with respect to the collection of any Collateral, including, without limitation, executing and delivering instruments of assignment or conveyance in respect of the Collateral, (vii) to change the address for delivery of mail addressed to MARINA to such address as MONSANTO may designate and to receive, open and dispose of all mail addressed to MARINA, and (viii) to do all other acts and things necessary to carry out this Agreement; and MARINA agrees to reimburse MONSANTO on demand for any payment made or any expense incurred by MONSANTO in connection with any of the foregoing; provided that, this authorization shall not relieve MARINA of any of its obligations under this Agreement.

16.3         All acts of said attorney or designee are hereby ratified and approved. The powers conferred on MONSANTO under this Article are solely to protect MONSANTO's interests in the Collateral and shall not impose any duty upon MONSANTO to exercise any such powers. MONSANTO agrees that, except for the powers granted in (a)(i)-(v) and (a)(viii) above, it shall not exercise any power or authority granted to it unless a default has occurred and is continuing.

16.4         In the event that MONSANTO exercises its rights as a secured creditor pursuant to the Article 16, it will take all actions necessary to ensure that MARINA retains or receives a worldwide, perpetual, irrevocable, exclusive license, with the full right to sublicense, under the MARINA Patent Rights and the MARINA Technology outside the Field, (a) to make, have made, use, import, export, sell, and have sold products outside the Field and (b) to use the MARINA Patent Rights and the MARINA Technology outside the Field.

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17.         EXPORT CONTROL

17.1         The Parties agree that information and materials provided under this agreement may be subject to the export control laws and regulations of the United States, potentially including but not limited to the Export Administration Regulations ("EAR"), and sanctions regimes of the U.S. Department of Treasury, Office of Foreign Asset Controls (“OFAC”). The Parties will comply with these laws and regulations. A Party will provide advance notice to the other Party if they contemplate providing the other Party with any items classified under an export classification control number (ECCN) other than EAR 99. Neither Party shall, without prior U.S. government authorization, export, reexport, or transfer information and materials, either directly or indirectly, to any country subject to a comprehensive U.S. trade embargo (currently Cuba, Iran, North Korea, Sudan, and Syria) or to any person or entity listed on the "Entity List" or "Denied Persons List" maintained by the U.S. Department of Commerce or the list of "Specifically Designated Nationals and Blocked Persons" maintained by the U.S. Department of Treasury. Moreover, neither Party shall, without proper U.S. government authorization, export, reexport, or transfer information and materials to any resident or national of any country subject to a comprehensive U.S. trade embargo. In addition, information and materials may not be exported, reexported, or transferred to an end-user engaged in activities related to weapons of mass destruction. The Parties further agree that this assurance shall remain in effect even after termination of this Agreement.

18.         NOTICES

18.1         Any notice or payment required to be given to either party shall be deemed to have been properly given and to be effective (a) on the date of delivery if delivered in person or (b) five (5) business days after mailing if mailed by first-class certified mail, postage paid, or the date a confirmed facsimile has been sent, to the respective addresses given below, or to such other address as either Party shall designate by written notice given to the other Party.

In the case of MONSANTO:	Monsanto Company
Attn.: Vice President, Chemistry
800 N. Lindbergh Blvd.
St. Louis, Missouri 63167

with copies to:	General Patent Counsel
Monsanto Company
800 N. Lindbergh Boulevard
St. Louis, Missouri 63167

Director, Technology Alliances Team
Monsanto Company
800 N. Lindbergh Boulevard, B2NL
St. Louis, Missouri 63167

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In the case of MARINA:	Marina Biotech, Inc.
Attn: Chief Executive Officer
3830 Monte Villa Parkway
Bothell, WA 98021

With copies to:	Pryor Cashman LLP
Attn: Lawrence Remmel
7 Times Square
New York, NY 10036

19.         ASSIGNABILITY

19.1         This Agreement is not assignable by MARINA nor shall the rights of MARINA hereunder be sold, assigned, hypothecated, mortgaged, pledged or otherwise transferred, whether voluntarily or by operation of law, without the express written consent of MONSANTO as determined within MONSANTO’s sole and absolute discretion. In addition to the foregoing, a Change in Control not acceptable to MONSANTO as determined by MONSANTO in MONSANTO 's sole and absolute discretion shall constitute an event of default by MARINA hereunder.

19.2         This Agreement is binding upon and shall inure to the benefit of MONSANTO’s successors and assigns, provided, however, this Agreement shall not be assigned by MONSANTO without the prior written consent of MARINA except that MONSANTO may freely assign this Agreement to a business entity that acquires all or substantially all of MONSANTO’s business or assets or all or substantially all of MONSANTO’s business to which this Agreement pertains.

20.         WAIVER

20.1         It is agreed that no waiver by either Party hereto of any breach of default of any of the covenants or agreements herein set forth shall be deemed a waiver as to any subsequent and/or similar breach of default.

21.         GOVERNING LAWS

21.1         THIS AGREEMENT SHALL BE INTERPRETED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK but the scope and validity of any patent or patent application shall be governed by the applicable laws of the country in which any such patent or patent application is or was filed or issued as the case may be.

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22.         MISCELLANEOUS

22.1         The headings of the several Articles are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

22.2         This Agreement will not be binding upon The Parties until it has been signed below on behalf of each Party, in which event, it shall be effective as of the Effective Date.

22.3         No amendment or modification hereof shall be valid or binding upon The Parties unless made in writing and signed on behalf of each Party.

22.4         This Agreement embodies the entire understanding of The Parties and shall supersede all previous communications, representations and understandings, whether oral or written, between The Parties relating to the subject matter hereof.

22.5         If any provision(s) contained in this Agreement shall be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision(s) hereof, but this Agreement shall be construed as if such invalid or illegal or unenforceable provision(s) had never been contained herein.

22.6         MARINA recognizes the importance of the investment which MONSANTO intends to make under this Agreement. Accordingly, MARINA shall use all reasonable efforts to insure that it will not knowingly take any actions which would unfairly and unreasonably impair, diminish, frustrate or compromise the rights and licenses granted to MONSANTO under this Agreement.

[Signatures on following page]

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IN WITNESS WHEREOF, both MARINA and MONSANTO have executed this Agreement, in duplicate originals, by their duly authorized representatives on the respective days and in the year as hereinafter written.

MONSANTO COMPANY	MARINA BIOTECH, INC

By	By	/s/ J. Michael French
(Signature)	(Signature)

Printed Name	Printed Name: J. Michael French

Title	Title: President & CEO

Date	Date: May 3, 2012

MDRNA RESEARCH, INC		CEQUENT PHARMACEUTICALS, INC

By	/s/ J. Michael French	By	/s/ J. Michael French
(Signature)		(Signature)

Printed Name:	J. Michael French	Printed Name: J. Michael French

Title:	President	Title: President

Date:	May 3, 2012	Date: May 3, 2012

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[CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

MARINA BIOTECH, INC.

SCHEDULE 1.14A – MARINA PATENT RIGHTS

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[CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

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[CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

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[CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

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[CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

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[CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

MARINA BIOTECH, INC.

SCHEDULE 1.14B – EXCLUDED PATENT ASSETS

Docket No.	Title	Country	Owner	Application Number	Filing Date	Patent Number	Date Issued	Status
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[CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

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[CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

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[CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

SCHEDULE 1.22

Marina Biotech/Monsanto Research Plan

[***]

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[CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

SCHEDULE 10.3 – PRESS RELEASE

Marina Biotech Announces Worldwide Exclusive Licensing

Agreement with Monsanto

Bothell, WA, May 8, 2012 – Marina Biotech, Inc. (OTCQX: MRNA) announced today that it has entered into an exclusive licensing agreement with Monsanto Company for Marina Biotech’s delivery and chemistry technologies. Terms of the agreement were not disclosed.

“We are pleased to enter into this agreement with Monsanto, a global leader in agriculture and crop sciences,” stated J. Michael French, President and Chief Executive Officer of Marina Biotech. “Over the last several years, we have been focused on bringing together novel chemistry and delivery technologies necessary to broadly apply our discovery platform across the life sciences sector. We view this license as yet another important validation of this platform and we look forward to a strong and growing relationship with Monsanto.”

About Marina Biotech, Inc.

Marina Biotech is a biotechnology company focused on the development and commercialization of oligonucleotide-based therapeutics utilizing multiple mechanisms of action including RNA interference (RNAi) and messenger RNA translational blocking. The Marina Biotech pipeline currently includes a clinical program in Familial Adenomatous Polyposis (a precancerous syndrome) and two preclinical programs — in bladder cancer and malignant ascites. Marina Biotech entered into an exclusive agreement with The Debiopharm Group for the development and commercialization of the bladder cancer program. In addition, Marina Biotech has entered into an agreement with both Mirna Therapeutics and ProNAi Therapeutics to license Marina Biotech’s SMARTICLES® technology for the delivery of microRNA mimics and DNAi, respectively. Marina Biotech’s goal is to improve human health through the development of RNAi- and oligonucleotide-based compounds and drug delivery technologies that together provide superior therapeutic options for patients. Additional information about Marina Biotech is available at http://www.marinabio.com.

Forward-Looking Statements

Statements made in this news release may be forward-looking statements within the meaning of Federal Securities laws that are subject to certain risks and uncertainties and involve factors that may cause actual results to differ materially from those projected or suggested. Factors that could cause actual results to differ materially from those in forward-looking statements include, but are not limited to: (i) the ability of Marina Biotech to obtain additional funding in the near term; (ii) the ability of Marina Biotech to attract and/or maintain manufacturing, research, development and commercialization partners; (iii) the ability of Marina Biotech and/or a partner to successfully complete product research and development, including preclinical and clinical studies and commercialization; (iv) the ability of Marina Biotech and/or a partner to obtain required governmental approvals; and (v) the ability of Marina Biotech and/or a partner to develop and commercialize products prior to, and that can compete favorably with those of, competitors. Additional factors that could cause actual results to differ materially from those projected or suggested in any forward-looking statements are contained in Marina Biotech’s most recent periodic reports on Form 10-K and Form 10-Q that are filed with the Securities and Exchange Commission. Marina Biotech assumes no obligation to update and supplement forward-looking statements because of subsequent events.

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[CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

Marina Biotech, Inc.

Philip Ranker

Interim Chief Financial Officer

(425) 908-3615

pranker@marinabio.com

33